ANNUAL REPORT

                             [american century logo]

                                    American
                                   Century(sm)

                                December 31, 1996

                                     BENHAM
                                      GROUP

                            European Government Bond


                                 [front cover]



                                TABLE OF CONTENTS

Report Highlights ..................................1
Our Message to You .................................2
History of the European Union ......................3
Period Overview ....................................4
Performance & Portfolio Information ................6
Management Q & A ...................................7
Schedule of Investments ...........................10
Statement of Assets and Liabilities ...............12
Statement of Operations ...........................13
Statements of Changes in Net Assets ...............14
Notes to Financial Statements .....................15
Financial Highlights ..............................18
Independent Auditors' Report ......................19
IRA/403(b) Information ............................20
Background Information
     Investment Philosophy & Policies .............24
     Comparative Indices ..........................24
     Lipper Rankings ..............................24
     The Fund's Subadvisor ........................24
     Portfolio Management Team ....................24
Glossary ..........................................25


   American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     Benham Group         American Century Group       Twentieth Century Group

  MONEY MARKET FUNDS        ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS        BALANCED FUNDS                GROWTH FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

       European
    Government Bond


We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                                REPORT HIGHLIGHTS


Period Overview

o European countries made significant progress toward meeting the entry requirements for economic and monetary union (EMU) during 1996.

o With European governments focusing on putting their fiscal houses in order for EMU, economic growth suffered. Europe as a whole grew by only 1.5% for the year, while unemployment averaged about 11%.

o Interest rates trended lower across Europe because many European central banks resorted to less strict monetary policies in an effort to stimulate economic growth.

o Tight fiscal policies and sluggish economic growth meant that inflation remained in check across the continent during 1996. Inflation is a concern going forward primarily only in the United Kingdom.

o Tame inflation and sluggish economic growth caused yields on European bonds to trend lower during 1996.

o European bond yields have been converging dramatically over the past few years. Yield spread convergence is a direct result of reduced credit risk and currency risk. With European countries putting their fiscal houses in order to qualify for EMU, credit risk is less a concern. Similarly, progress toward a single European currency (the euro) makes currency risk a less significant factor in determining a security's returns.



European Government Bond

o The fund underperformed its Lipper peer group average but outperformed its benchmark index, the J.P. Morgan ECU-Weighted European Index. The strong U.S. dollar reduced the fund's returns for U.S. investors.

o The fund benefited from an overweighting in the "high-yield" countries of Italy, Spain and Sweden, which performed very well in 1996.

o The fund's returns were mitigated by our investment philosophy, which tends to favor the more economically and politically stable European countries of France and Germany.

o The pending economic and monetary union presents important questions for how the fund will be managed going forward, with the most important issue being how strong and credible a currency the euro will be.

o EMU, which enjoys solid support from key European political figures, is thought increasingly likely to occur on schedule; nevertheless, sluggish economic growth and rising unemployment means support for EMU among the broad European populace may be flagging.

o With inflation running at low levels and economic growth expected to be modest, the outlook for European bonds over the next six months is positive.

o Going forward, we believe adjusting the fund's country weightings is a good way to add value, with the high-yield markets well positioned to continue benefiting from the trend toward interest rate convergence.


                                    European
                                 Government Bond

                          Total Returns:AS OF 12/31/96

                                 6 Months 8.07%*
                                  1 Year 6.38%

                           Net Assets:$252.5 million
                                (AS OF 12/31/96)

                             Inception Date: 1/7/92

                              Ticker Symbol: BEGBX

                               * Not annualized.



     Many of the investment terms in this report are defined in the Glossary on page 25.

Annual Report                                            Report Highlights     1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

   1996 was an eventful year, both for the European bond market and for our company. As Europe moved closer to economic and monetary union, its bond markets benefited from increased fiscal responsibility and central bank efforts to resuscitate the sluggish European economies. However, the stronger U.S. dollar also had a significant impact on European bond returns for U.S. investors. In the following pages, our investment management team provides further details about these issues and how your fund was managed during the year.

   On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services.

   We also changed the name of our company. On January 1, 1997, we began serving you under the name American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The European Government Bond fund will remain in the Benham Group, reflecting its continued adherence to the fixed-income approach that we have employed for years.

   This report incorporates a new format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

   These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.



Sincerely,

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer
American Century Companies


/s/James M. Benham
James M. Benham
Vice Chairman
American Century Companies



2     Our Message to You                            American Century Investments


                          HISTORY OF THE EUROPEAN UNION

   The European Union (EU) was created in November 1993, when the Maastricht Treaty took effect. The treaty removed all internal barriers to trade and investment between its member countries and conferred European citizenship on its residents, allowing them to live and work anywhere within the Union. The EU evolved from the EC (European Community) and its predecessor, the EEC (European Economic Community), which was formed in 1957 to create a common market and promote cooperation between Western European nations. The term EC now refers to only one of the three "pillars" or areas of cooperation within the EU, namely the market and laws governing commerce within the Union. The other two pillars deal with common military and foreign policy and law enforcement and immigration.

   EU member nations include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The EU is dominated by Germany, which has the largest economy in Europe, and by Germany's central bank, the Bundesbank. The German currency, the deutschemark, is generally considered Europe's primary currency.

   Economists generally divide the EU into three tiers. The first tier consists of Germany and two other so-called "core" countries (the Netherlands and Belgium) that tend to conduct their fiscal and monetary policies in line with the Bundesbank. At the other end of the spectrum are the third-tier countries (also called the "high-yield group"), which have the weakest economies and least stable currencies. This group currently includes Italy, Spain and Sweden. Countries that fall between these two extremes, such as France and the U.K., make up the second tier.



The EMS, ERM, and ECU

   The European Monetary System (EMS) was created in 1979 to encourage European monetary unity and stability. Its ultimate goal is to allow the EU to adopt a single common currency (the euro) by the end of the century.

   The Exchange Rate Mechanism (ERM), the principal tool of the EMS, was designed to keep the currencies of member nations trading within a narrow target range of 2.25% above or below their assigned values in relation to the ECU (European Currency Unit). The ECU is an artificially created unit of value by which the official value of each member nation's currency is defined. This valuation in turn creates official exchange rates between the individual currencies. For example, if one deutschemark were determined to be worth two ECUs, and one French franc worth one ECU, then the exchange rate between the French and German currencies would be fixed at two francs to a deutschemark.

   The ERM succeeded in establishing a tight trading range between currencies, but at significant economic cost. In the early 1990s, Germany feared inflation because of the high cost of reunification and refused to cut its interest rates. This forced other ERM countries to keep their interest rates undesirably high and ultimately led to a recession in Europe. Italy and the U.K. dropped out of the ERM in September 1992 so they could cut interest rates and boost their economies. (Italy was readmitted to the ERM in November 1996.)

   But interest rate cuts led to currency crises in the summers of 1992 and 1993. Finally, in August 1993, the EU's currency grid was realigned, allowing currencies to fluctuate in value by as much as 15% in relation to the ECU. At the time, it was felt that the 15% tolerance would be more than adequate; nevertheless, in March 1995, the Spanish peseta slid to dangerously low levels against the deutschemark. The EU held an emergency meeting of its Monetary Committee, resulting in another realignment of the currency grid, lowering the ERM value of the Spanish peseta as well as that of the Portugese escudo (because the Spanish and Portugese economies are so closely linked).

   Currency fluctuations among ERM member countries have stabilized as European central banks attempt to keep their currencies within narrow trading bands as the January 1999 date for the permanent fixing of exchange rates approaches.

Annual Report                                History of the European Union     3


                                 PERIOD OVERVIEW


Progress Toward European Economic and Monetary Union

   European Union countries made significant strides in 1996 in the long uphill battle toward a single European currency. The accompanying graphs illustrate the progress being made toward meeting the deficit and debt limits required for membership in economic and monetary union (EMU). The criteria set forth in the 1993 Maastricht Treaty, which also include inflation, interest rate and currency stability standards, grew out of the need for European countries to address the long-standing problems caused by mounting national debt burdens. EMU entry requirements also serve a political purpose: Germany, Europe's economic and political powerhouse, will accept nothing less than a fiscally responsible union as the price for surrendering the leadership role of the mark (its currency) and the Bundesbank (the German central bank).

   Nevertheless, the threshold for EMU admission may be lowered for countries that demonstrate marked progress in putting their financial houses in order. Italy and Spain, for example, have made huge strides toward reining in government debt over the last several years. Though these two may not qualify for early entry in 1999, they are likely to enter EMU by 2002. The countries in line for early admittance are Austria, Belgium, Finland, France, Germany, Ireland, Luxembourg and the Netherlands.

[dot graphs - data described below]

Economic Growth

   With European governments straining to bring their budget deficits under control, economic growth suffered. According to estimates by J.P. Morgan, Europe as a whole experienced economic growth of 1.5% during 1996. Germany's economy expanded by just 1.3%; Italy's by 1.8%. France, racked by worker unrest during 1996, saw its economy grow by only 1.2%. In Spain, where government employees went on a one-day strike to protest wage freezes, the economy is estimated to have expanded by 2.2%.

   As growth stagnated during 1996, unemployment rose. France now suffers from an unemployment rate of 12.6%, the highest in its history. Spain endures an unemployment rate of more than 22%, twice the EU average. German unemployment, too, is in double figures. Belgium and the Netherlands are faring much better, with unemployment rates of around 6%.

   Though fiscal policy should remain tight, lower interest rates and improving prospects for international trade ought to boost Europe's economies during 1997. Growth forecasts by J.P. Morgan call for the economies of Western Europe to expand by 2.4% on average. France and Italy, however, are expected to continue to struggle in the coming year because of rising unemployment and further fiscal tightening.

[dot graph data]

EMU QUALIFICATION--1995
                   Deficit as a % of GDP       Gross Public Debt as a % of GDP
Austria            6.2%                        69.4%
Belgium            4.1%                        133.5%
Finland            5.2%                        59.4%
France             5%                          52.9%
Germany            3.5%                        58.1%
Ireland            2.1%                        84.8%
Italy              7.1%                        124.9%
Luxembourg         -0.4%                       6.3%
Netherlands        3.8%                        79%
Portugal           5.2%                        71.7%
Spain              6.9%                        65.7%
Denmark            1.6%                        72%
Sweden             8.1%                        78.7%
U.K.               5.5%                        47.2%
Greece             9.2%                        111.7%


EMU QUALIFICATION--1997
                   Deficit as a % of GDP      Gross Public Debt as a % of GDP
Austria            3%                         73.8%
Belgium            3%                         129.6%
Finland            0.5%                       61.5%
France             3%                         57.3%
Germany            2.5%                       61.8%
Ireland            0.9%                       76.3%
Italy              5.4%                       122.8%
Luxembourg        -0.5%                       6.8%
Netherlands        2.6%                       77.3%
Portugal           3%                         70.7%
Spain              3%                         67.1%
Denmark            0.8%                       69.5%
Sweden             2.6%                       78.5%
U.K.               3.1%                       50.8%
Greece             4.2%                       106.2%

Source: IMF & Morgan Stanely

4     Period Overview                               American Century Investments


                                 PERIOD OVERVIEW


Interest Rates

   European interest rates trended lower during 1996. Many European central banks cut short-term lending rates in an effort to stimulate economic growth. Expectations for continued slow growth in 1997 hold out the prospect of further rate decreases. Our expectation for steady to lower rates on the continent in the near future assumes that the U.S. Federal Reserve does not raise interest rates, which could drag European rates higher.

   The United Kingdom is a notable exception to our general expectation for lower European rates. Strong economic growth in the U.K. in 1996 caused the government to raise short-term interest rates in October to head off inflation. With many forecasts calling for the economy to continue powering ahead, higher rates are a distinct possibility for the U.K. in 1997.


Inflation

   Tight fiscal policies and sluggish economic growth kept inflation in check across Europe in 1996. According to estimates by J.P. Morgan, the German inflation rate expanded by just 1.4% over the course of the year. Inflation in Belgium and the Netherlands expanded by 2.1% and 2.0%, respectively. In France, where economic growth is stagnant and unemployment hovers at an all-time high, prices rose by 2.0% for the year. Portugal and Spain experienced price increases of 3.1% and 3.6%, respectively. Even Italy, noted for its historically high inflation rates, witnessed inflation of slightly less than 4% in 1996. Going forward, the tight fiscal policies of countries pursuing EMU membership are expected to keep inflation under control. Only in the U.K. is inflation a concern in the near term.

[line graph - data described below]

European Government Bonds

   Declining interest rates and low levels of inflation meant that yields on European bonds generally fell during 1996. However, yields fell much more sharply among the so-called "high-yield" countries of Italy, Spain and Sweden than in the "core" countries of Germany, Belgium and the Netherlands. The accompanying graph dramatically illustrates the extent to which yields have converged since 1995. For example, the spread between German and Italian 10-year notes has narrowed from a premium of more than 400 basis points to about 150 basis points in the past two years.

   This bond-yield convergence is a direct result of the progress made toward EMU. European bonds have traditionally been measured against German debt issues in terms of creditworthiness and currency strength. Italy, Spain and Sweden, with their weaker economies and less stable currencies, have historically offered higher yields to attract investors. But as they put their fiscal houses in order to qualify for EMU, credit risk becomes less of a concern. Even more important, however, is that as they progress toward EMU and a single European currency (the euro), currency risk becomes a less significant factor in
determining  a  security's  returns.   EMU  members'  currency  values  will  be
irrevocably fixed after 1999, and euros will become the sole European currency after 2002. That means that between 1999 and 2002, coupon and principal payments on European debt will be made in local currencies at set exchange rates; after 2002, European bondholders will be paid in euros. Reduced currency risk is primarily responsible for the convergence of yields on European government debt.

[line graph data]

CONVERGING 10-YEAR NOTE YIELDS, 1995-1996

                  Germany                   Spain                      Italy
1/27/95           7.41%                     11.77%                     12.32%
2/24/95           7.39%                     11.61%                     12.65%
3/31/95           7.19%                     12.27%                     13.57%
4/28/95           7.05%                     12.05%                     13.17%
5/26/95           6.70%                     11.33%                     12.51%
6/30/95           6.94%                     11.79%                     12.68%
7/28/95           6.79%                     11.20%                     12.07%
8/25/95           6.69%                     10.92%                     11.57%
9/29/95           6.61%                     10.93%                     11.92%
10/27/95          6.48%                     10.94%                     12.02%
11/24/95          6.26%                     10.30%                     11.60%
12/29/95          6.04%                     9.73%                      10.89%
1/26/96           5.88%                     9.66%                      10.42%
2/23/96           6.30%                     9.70%                      10.66%
3/29/96           6.44%                     9.72%                      10.91%
4/26/96           6.31%                     9.06%                      9.83%
5/31/96           6.53%                     9.23%                      9.70%
6/28/96           6.57%                     8.88%                      9.47%
7/26/96           6.34%                     8.75%                      9.50%
8/30/96           6.38%                     8.85%                      9.56%
9/27/96           6.06%                     7.85%                      8.55%
10/25/96          5.99%                     7.72%                      8.11%
11/29/96          5.64%                     6.99%                      7.52%
12/27/96          5.79%                     6.92%                      7.64%

Source: Bloomberg Financial Markets

Annual Report                                              Period Overview     5


                       PERFORMANCE & PORTFOLIO INFORMATION


                                                         6 MONTHS(1)     1 YEAR        3 YEARS    LIFE OF FUND(2)


 AVERAGE ANNUAL RETURNS (as of December 31, 1996)
European Government Bond                                    8.07%         6.38%        10.34%         10.48%
J.P. Morgan ECU-Weighted European Index                     7.47%         5.99%        12.15%         10.71%(4)
Average International Income Fund(3)                        7.36%         8.75%         8.32%          9.13%(4)
Fund's Ranking Among International Income Funds(3)           --       26 out of 44   4 out of 17    3 out of 11

(1)  Not annualized.
(2)  Inception date was January 7, 1992.
(3)  According to Lipper Analytical Services.
(4)  For the period from 1/31/92 (the date nearest the fund's inception for which data are available) to 12/31/96.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph data]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 12/31/96

J.P. Morgan
ECU-Weighted
European Index
$16,496

European
Government
Bond
$16,327

         European Government Bond   J.P. Morgan ECU-Weighted European Index
Jan-92        $10000                              $10000
Feb-92         9970                                9918
Mar-92         9884                                9801
Apr-92         10016                               9949
May-92         10383                               10345
Jun-92         10894                               10850
Jul-92         11142                               11077
Aug-92         11688                               11690
Sep-92         11677                               11538
Oct-92         11124                               10959
Nov-92         10863                               10584
Dec-92         10871                               10567
Jan-93         11012                               10748
Feb-93         10969                               10679
Mar-93         11349                               11079
Apr-93         11523                               11375
May-93         11599                               11429
Jun-93         11284                               11014
Jul-93         11056                               10809
Aug-93         11816                               11390
Sep-93         12174                               11713
Oct-93         12000                               11592
Nov-93         11892                               11478
Dec-93         12152                               11695
Jan-94         12287                               11743
Feb-94         12051                               11652
Mar-94         12052                               11816
Apr-94         12075                               11826
May-94         11871                               11717
Jun-94         12154                               12037
Jul-94         12257                               12180
Aug-94         12062                               12102
Sep-94         12233                               12268
Oct-94         12674                               12678
Nov-94         12314                               12384
Dec-94         12337                               12387
Jan-95         12659                               12799
Feb-95         13147                               13176
Mar-95         14044                               14141
Apr-95         14093                               14196
May-95         14286                               14386
Jun-95         14418                               14520
Jul-95         14723                               14919
Aug-95         14198                               14311
Sep-95         14613                               14814
Oct-95         14996                               15137
Nov-95         14984                               15163
Dec-95         15348                               15565
Jan-96         15104                               15261
Feb-96         15027                               15254
Mar-96         15060                               15280
Apr-96         14916                               15087
May-96         15047                               15194
Jun-96         15108                               15349
Jul-96         15626                               15897
Aug-96         15666                               15957
Sep-96         15727                               15930
Oct-96         16021                               16283
Nov-96         16221                               16462
Dec-96         16327                               16496


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. This chart begins on 1/31/92 because it is the date closest to the fund's 1/7/92 inception date for which index return data are available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


 PORTFOLIO AT A GLANCE
                           12/31/96   12/31/95
Number of Issues              34         39
Weighted Average Maturity  6.5 years  6.6 years
Average Duration           5.0 years  5.1 years
Expense Ratio                0.83%      0.82%

6     Performance & Portfolio Information           American Century Investments


                                 MANAGEMENT Q&A

   An interview with Jeff Tyler, senior vice president and portfolio manager on the European Government Bond management team.

How did the fund perform?


   The fund's total return for the fiscal year ended December 31, 1996, was 6.38%, compared with the 8.75% average return of the 44 "International Income Funds" tracked by Lipper Analytical Services. The fund's longer-term returns are quite strong relative to the peer group average, however. Also, the fund outperformed its benchmark, the J.P. Morgan ECU-Weighted European Index, which returned 5.99% during the year. (See the Average Annual Returns table on the previous page for comparisons of the fund's performance relative to its benchmark and Lipper peer group average over time.)



Why did the fund underperform its Lipper category average?


   Primarily because we make only very limited use of currency hedging strategies, to provide our investors with a pure play on the European bond market. Our competitors, however, often hedge as much as 30% to 40% of their portfolios against currency risk. As a result, the fund tends to outperform its peers when the dollar is weak, as it was in 1995, but will often underperform when the dollar is strong, as was the case in 1996. Also, the fund invests in only the highest-quality European government debt securities, while many of our peers hold emerging market debt, which performed extremely well last year.

[bar chart data]

EUROPEAN GOVERNMENT BOND
   FISCAL YEAR-BY-YEAR RETURNS (Periods ended December 31)

         Benham European Government Bond    J.P. Morgan Index

'92*                8.71%                         5.67%
'93                11.79%                        10.67%
'94                 1.52%                         5.92%
'95                24.40%                        25.65%
'96                 6.38%                         5.99%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 24 for a description of the index. * Return from 1/31/92 to 12/31/92.


Annual Report                                               Management Q&A     7


                                 MANAGEMENT Q&A


How was the fund positioned during the period?


   We added value to the fund primarily by adjusting its country weightings. We overweighted the fund in the "high-yield" countries of Italy and Spain, whose bonds performed very well in 1996 because of the increasing likelihood these countries will meet the requirements for EMU membership. Italian bonds, for example, appreciated by about 23% during the year. Italian bonds were also attractive because the lira held its own against the strong U.S. dollar, which eroded the dollar-adjusted returns of many European bonds during 1996. We also kept the fund's duration long relative to its benchmark. With many European countries relying on relaxed monetary policies such as lower interest rates to boost their economies, it made sense to extend the fund's duration.

   On the other hand, the fund's performance was hurt by its bias toward the more economically and politically stable "core" countries of Europe, such as Germany and France. About 50% of the fund's assets were in German and French debt securities, which returned only around 1% for the year on a dollar-adjusted basis.



What are the implications of the pending European economic and monetary union for the fund?


   We're working hard to determine what the fund's going to look like in 1999 by focusing on EMU's potential impact. A key question we're trying to evaluate is what the euro will be worth. Germany is working to ensure that the euro will be a strong, credible currency by backing the "stability pact," which stipulates that member countries violating EMU debt limits will face steep fines of up to 0.5% of gross domestic product (GDP).

   Another unresolved question about EMU is the role to be played by the European central bank. While the bank will control the money supply (electing when to issue euros), it's uncertain whether or not the new bank will be independent of European political control (which Germany would prefer), or if it will be subject to political influence (which France would prefer). The less independent the European central bank, the more likely it will be to follow lax monetary policies, which may devalue the euro. One thing is certain: the fund won't provide the same degree of currency and country diversification after 1999, and certainly not after 2002.




In your opinion, is EMU likely to become a reality?


   In a relatively short time, conventional wisdom moved from a position that EMU was unlikely to a view that EMU will definitely happen. That sea change in attitude is one reason the dollar rose tremendously over the last year relative to European currencies, particularly the German mark. The mark is generally adversely affected by indications that EMU will take place because the mark would then be replaced by the euro as Europe's primary currency.

[bar graph data]

BOND HOLDINGS BY COUNTRY (as of 12/31/96)

         European Government Bond   J.P. Morgan ECU-Weighted Index

Germany             39%                           33%
France              14%                           21%
Netherlands         10%                           10%
U.K.                11%                           12%
Italy                8%                            8%
Spain                8%                            4%
Belgium              5%                            9%
Other                5%                            3%


8     Management Q&A                                American Century Investments


                                 MANAGEMENT Q&A


   Economic and monetary union enjoys very strong support among Europe's key political figures. Germany's Helmut Kohl is perhaps EMU's staunchest proponent, and newly elected governments in Spain and France both reneged on electoral promises to stimulate growth at the expense of pursuing EMU austerity measures. However, support for EMU among the broad European populace is much less certain. European unemployment rates are high and rising, and consumer confidence is very low. Many Europeans blame efforts to qualify for EMU for their economic hardships. There is also tension between the fiscal restraint policies being pushed by Germany and the less restrained policies advocated by France in hopes of stimulating economic growth. If growth doesn't pick up in 1997 and ease the tensions caused by rising unemployment, the possibility exists that EMU may not go off as planned.



What is the outlook for European bonds going forward?


   European bonds will likely continue to outperform U.S. bonds moving forward, though that outlook depends upon the relative performance of the European and U.S. economies. Projections call for European economies to grow less than 2% during 1997. European countries face something of a catch-22 --they need GDP growth to help get their deficits under control, but growth is being constrained by the need to control spending and reduce deficits to meet the entry requirements for EMU. On the positive side, weaker currencies should make European capital goods more attractive to U.S. buyers. Trade has a relatively marginal influence on growth, however. To be meaningful, growth must come from domestic demand, and with unemployment running at 12% or more in many European countries, it's hard to generate broad-based demand. The outlook for the U.S. bond market is less clear, but if the U.S. economy continues to power ahead the Federal Reserve may raise rates to preempt inflation, which would likely send European rates higher.



Given this outlook, how will you position the fund over the next six months?


   We'll likely keep the fund's duration long relative to its benchmark; with little risk of inflation apparent, it pays to extend out. We'll also continue to focus on adding value to the fund by adjusting its country weightings, which should help the fund capitalize on the trend toward European interest rate convergence (see page 5). In particular, we think the "high-yield" markets of Italy, Spain and Sweden have the potential to outperform the "core" European countries.

[bar graph data]

BOND HOLDINGS BY COUNTRY (as of 6/30/96)

         European Government Bond   J.P. Morgan ECU-Weighted Index

Germany             39%                           33%
France              12%                           21%
Netherlands         10%                           11%
U.K.                10%                           11%
Italy                7%                            8%
Spain                6%                            4%
Belgium              6%                            9%
Other               10%                            3%


Annual Report                                               Management Q&A     9


                             SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996

Principal Amount                                      Value
--------------------------------------------------------------------------------

GOVERNMENT BONDS

BELGIUM--4.6%
BEF 333,000,000  Kingdom of Belgium, 7.00%,
                    5-15-06                       $11,330,277
                                                  -----------
FRANCE--7.2%
FRF  24,000,000  French Treasury, 4.75%,
                    4-12-99                         4,737,001
    24,000,000   Government of France, 6.50%,
                    10-25-06                        4,884,113
    36,200,000   Societe Nationale des Chemins
                    des Fers, 8.60%, 3-9-04         8,219,283
                                                   ----------
                                                   17,840,397
                                                   ----------

GERMANY--39.4%
DEM   4,500,000  Autobahnen und Schnellstr
                    Finance, 7.125%, 12-22-99       3,157,305
     5,000,000   European Investment Bank,
                    7.50%, 11-4-02                  3,590,909
     9,000,000   FNMA Global Bond, 6.00%,
                    8-23-00                         6,148,087
     9,900,000   German Federal Republic,
                    5.75%, 8-22-00                  6,735,214
    64,780,000   German Federal Republic,
                    7.50%, 11-11-04                47,024,391
     3,300,000   German Federal Republic,
                    7.375%, 1-3-05                  2,378,143
     9,000,000   German Federal Republic,
                    6.875%, 5-12-05                 6,292,403
     5,000,000   Inter American Development
                    Bank, 7.50%, 12-16-02           3,594,201
     7,600,000   Kredit Fuer Wiederaufbau
                    International Finance, 6.75%,
                    6-20-05                         5,181,818
     7,100,000   Sudwestdeutsche Landesbank,
                    6.25%, 10-21-03                 4,787,885
    11,610,000   Treuhandanstalt, 7.125%,
                    1-29-03                         8,275,518
                                                   ----------
                                                   97,165,874
                                                   ----------


Principal Amount                                      Value
--------------------------------------------------------------------------------

ITALY--6.2%
ITL8,900,000,000 Buoni Poliennali del Tesoro,
                    8.25%, 7-1-01                 $ 6,245,719
 5,200,000,000   European Investment Bank,
                    10.875%, 12-14-05               4,206,156
 7,000,000,000   Inter American Development
                    Bank, 7.70%, 2-3-04             4,775,130
                                                   ----------
                                                   15,227,005
                                                   ----------

NETHERLANDS--9.6%
NLG  17,000,000  Bank Nederland Gemeenten,
                    7.625%, 12-16-02               11,010,124
     3,600,000   Bank Nederland Gemeenten,
                    7.00%, 3-10-03                  2,258,252
    15,400,000   Government of the Netherlands,
                    8.50%, 3-15-01                 10,242,608
                                                   ----------
                                                   23,510,984
                                                   ----------

SPAIN--7.6%
ESP 620,000,000  European Investment Bank,
                    10.125%, 10-20-00               5,422,926
   770,000,000   Government of Spain, 10.50%,
                    10-30-03                        7,206,783
   760,000,000   Kredit Fuer Wiederaufbau
                    International Finance,
                    7.375%, 8-1-00                  6,151,746
                                                   ----------
                                                   18,781,455
                                                   ----------

SWEDEN--3.8%
SEK   8,200,000  Kingdom of Sweden, 10.25%,
                    5-5-00                          1,384,136
    56,000,000   Kingdom of Sweden, 6.00%,
                    2-9-05                          7,930,568
                                                    ---------
                                                    9,314,704
                                                    ---------

UNITED KINGDOM--11.0%
GBP   6,500,000  Bayerische Landesbank Giro,
                    8.50%, 2-26-03                 11,570,748
     4,860,000   Republic of Austria, 9.00%,
                    7-22-04                         8,976,371
       945,000   United Kingdom Treasury,
                    7.50%, 12-7-06                  1,619,323
     2,800,000   United Kingdom Treasury,
                    8.00%, 12-7-15                  4,974,809
                                                    ---------
                                                   27,141,251
                                                   ----------

TOTAL GOVERNMENT BONDS--89.4%                     220,311,947
                                                  -----------
   (Cost $213,421,346)


See Notes to Financial Statements

10    Schedule of Investments                       American Century Investments



                             SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996


Principal Amount                                      Value
--------------------------------------------------------------------------------


 CORPORATE BONDS

FRANCE--7.2%
FRF  44,000,000  Caisse Autonome de
                    Refinancement, 7.75%,
                    12-6-99                       $ 9,345,244
    41,000,000   CETELEM EOS, 6.30%,
                    11-24-99                        8,373,796
                                                   ----------
                                                   17,719,040
                                                   ----------

ITALY--2.0%
ITL7,000,000,000 DSL Finance, 8.375%,
                    3-30-04                         4,896,233
                                                   ----------

TOTAL CORPORATE BONDS--9.2%                        22,615,273
   (Cost $21,593,943)                              ----------


 COMMERCIAL PAPER
UNITED STATES--1.4%
       $3,500,000 Koch Industries, 6.80%,
                     1-2-97                         3,499,339
   (Cost $3,499,339)                              -----------

TOTAL INVESTMENT SECURITIES--100.0%              $246,426,559
   (Cost $238,514,628)                           ============


 FORWARD FOREIGN CURRENCY CONTRACTS


        Contracts    Settlement              Unrealized
         to Sell        Dates       Value    Gain (Loss)

    30,998,750 DEM     1-30-97  $20,184,303   $382,211
10,202,026,175 ITL     1-30-97    6,714,189   (129,655)
    19,121,630 NLG     1-30-97   11,097,303    265,955
    63,029,494 SEK     1-30-97    9,253,750    307,001
   618,672,616 ESP     4-23-97    4,755,173    (38,602)
     6,025,480 FRF     4-23-97    1,169,158     (7,059)
                                -----------   ---------
                                $53,173,876   $779,851
                                ===========   =========

(Value on Settlement Dates $53,953,727)


        Contracts    Settlement              Unrealized
         to Buy         Dates       Value    Gain (Loss)

  329,960,559  BEF     1-30-97  $10,422,240   $(150,455)
    6,304,457  DKK     1-30-97    6,304,457    (240,924)
1,274,424,492  ESP     1-30-97    9,808,829    (121,589)
   68,029,906  FRF     1-30-97   13,134,946      52,244
      952,663  GBP     1-30-97    1,631,113    (248,149)
 9,534,721,300 ITL     4-23-97    6,255,980      57,276
                                -----------   ----------
                                $47,557,565   $(651,597)
                                ===========   ==========

(Value on Settlement Dates $48,209,162)


Notes to Schedule of Investments
BEF = Belgian Franc
DEM = German Mark
DKK = Danish Krone
ESP = Spanish Peseta
FNMA = Federal  National  Mortgage  Association
FRF = French Franc
GBP = British Pound
ITL = Italian Lira
NLG = Netherlands Guilder
SEK = Swedish Krona





See Notes to Financial Statements

Annual Report                                      Schedule of Investments    11

                       STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996


 ASSETS
Investment securities, at value (identified cost of $238,514,628) (Note 3) ....................... $246,426,559
Foreign currency holdings, at value (identified cost of $3,023,620) ..............................    3,050,615
Receivable for forward foreign currency exchange contracts .......................................    1,064,687
Receivable for capital shares sold ...............................................................      147,737
Interest receivable ..............................................................................    6,922,530
Prepaid expenses and other assets ................................................................        5,387
                                                                                                          -----
                                                                                                    257,617,515
                                                                                                    -----------


 LIABILITIES
Disbursements in excess of demand deposit cash ...................................................      684,899
Bank overdraft ...................................................................................    3,186,246
Payable for forward foreign currency exchange contracts ..........................................      936,433
Payable for capital shares redeemed ..............................................................      169,823
Payable to affiliates (Note 2) ...................................................................      178,818
Accrued expenses and other liabilities ...........................................................        5,570
                                                                                                          -----
                                                                                                      5,161,789
                                                                                                      ---------
Net Assets Applicable to Outstanding Shares ...................................................... $252,455,726
                                                                                                   ============


 CAPITAL SHARES
Outstanding (unlimited number of shares authorized) ..............................................   21,415,792
                                                                                                     ==========
Net Asset Value Per Share ........................................................................       $11.79
                                                                                                         ======


 NET ASSETS CONSIST OF:
Capital paid in .................................................................................. $242,442,147
Distributions in excess of net investment income .................................................     (167,924)
Accumulated undistributed net realized gain from investments
  and foreign currency transactions ..............................................................    2,044,125
Net unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies (Note 3) .......................................    8,137,378
                                                                                                      ---------
                                                                                                   $252,455,726
                                                                                                   ============

See Notes to Financial Statements

12    Statement of Assets and Liabilities           American Century Investments


                             STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996


 INVESTMENT INCOME

Income:
Interest (net of foreign taxes withheld of $118,077) .............. $15,630,749
                                                                    -----------
Expenses (Note 2):
Investment advisory fees ..........................................   1,060,306
Administrative fees ...............................................     263,533
Transfer agency fees ..............................................     239,896
Custodian fees. ...................................................     187,911
Printing and postage ..............................................     114,950
Registration and filing fees ......................................      56,987
Directors' fees and expenses ......................................      52,395
Auditing and legal fees ...........................................      50,835
Other operating expenses ..........................................      37,668
                                                                         ------
  Total expenses ..................................................   2,064,481
Custodian earnings credits (Note 4) ...............................      (7,386)
                                                                         ------
  Net expenses ....................................................   2,057,095
                                                                      ---------
Net investment income .............................................  13,573,654
                                                                     ----------


 REALIZED AND UNREALIZED GAIN ON

 INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments .......................................................  10,974,608
Foreign currency transactions. ....................................  (3,182,287)
                                                                     ----------
                                                                      7,792,321
                                                                      ---------
Change in net unrealized appreciation (depreciation) on:
Investments .......................................................  (4,719,892)
Translation of assets and liabilities in foreign currencies .......  (2,348,943)
                                                                     ----------
                                                                     (7,068,835)
                                                                     ----------

Net realized and unrealized gain on
investments and foreign currency ..................................     723,486
                                                                        -------

Net Increase in Net Assets
Resulting from Operations ......................................... $14,297,140
                                                                    ===========


See Notes to Financial Statements


Annual Report                                      Statement of Operations    13


                       STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1996
AND DECEMBER 31, 1995

Increase in Net Assets                                                                   1996           1995
OPERATIONS
Net investment income ..........................................................   $  13,573,654     $14,029,603
Net realized gain on investments and foreign currency transactions .............       7,792,321      14,706,392
Change in net unrealized appreciation (depreciation) on investments
  and translation of assets and liabilities in foreign currencies ..............      (7,068,835)     17,121,808
                                                                                      ----------      ----------
Net increase in net assets resulting from operations ...........................      14,297,140      45,857,803
                                                                                      ----------      ----------


 DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................................................     (14,902,694)    (17,950,830)
In excess of net investment income .............................................        (469,390)             --
From net realized gains on investments and foreign currency transactions .......      (3,159,533)             --
                                                                                      ----------     -----------
Decrease in net assets from distributions ......................................     (18,531,617)    (17,950,830)
                                                                                     -----------     -----------


 CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................................................     127,499,231     174,898,551
Proceeds from reinvestment of distributions ....................................      16,233,620      16,023,639
Payments for shares redeemed ...................................................    (139,289,703)   (160,882,703)
                                                                                    ------------    ------------
Net increase in net assets from capital share transactions .....................       4,443,148      30,039,487
                                                                                       ---------      ----------
Net increase in net assets .....................................................         208,671      57,946,460


 NET ASSETS
Beginning of year ..............................................................     252,247,055     194,300,595
                                                                                     -----------     -----------
End of year ....................................................................    $252,455,726    $252,247,055
                                                                                    ============    ============


 TRANSACTIONS IN SHARES OF THE FUND

Sold ...........................................................................      10,867,890      14,908,717
Issued in reinvestment of distributions ........................................       1,406,608       1,365,380
Redeemed .......................................................................     (11,964,150)    (13,915,468)
                                                                                     -----------     -----------
Net increase ...................................................................         310,348       2,358,629
                                                                                         =======       =========

See Notes to Financial Statements


14    Statements of Changes in Net Assets           American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996


1. Organization and Summary of Significant Accounting Policies

   Organization--American Century International Bond Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company. American Century-Benham European Government Bond Fund (the Fund) is the sole fund issued by the Trust. The Fund's investment objective is to seek over the long-term as high a level of total return as is consistent with investment in the highest-quality European government debt securities. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

   Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--Interest income less foreign taxes withheld (if any) is recorded on the accrual basis and includes amortization of discounts and premiums.

   Foreign Currency Transactions--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

   Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

   Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

   Forward Foreign Currency Exchange Contracts--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

   Repurchase Agreements--The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Benham Management Corporation
(BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

   Income Tax Status--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

   Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.


Annual Report                                Notes to Financial Statements    15


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996


   The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

   Supplementary Information--Certain officers and directors of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, BMC, the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   Organization Costs--Costs incurred by the Fund in connection with the organization, initial registration, and public offering of shares were amortized on a straight-line basis over a five-year period ending December 1996.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

   The Trust has entered into an Investment Advisory Agreement with BMC that provides the Fund with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly based on the Fund's average daily closing net assets during the previous month. The annual investment advisory fee is as follows:
         0.45% of the first $200 million
         0.40% of the next $300 million
         0.35% of the next $1 billion
         0.34% of the next $1 billion
         0.33% of the next $1 billion
         0.32% of the next $1 billion
         0.31% of the next $1 billion
         0.30% of the next $1 billion
         0.29% of the average daily net assets over $6.5 billion

   BMC has entered into a  Subadvisory  Agreement  with J.P.  Morgan  Investment
Management (JPMIM) on behalf of the Fund. The subadvisor makes investment decisions for the Fund in accordance with the Fund's investment objectives, policies, and restrictions under the supervision of BMC and the Board of Trustees. BMC pays all costs associated with retaining JPMIM as the subadvisor of the Fund.

   The Trust has entered into an Administrative Services and Transfer Agency Agreement with ACSC. The Agreement was formerly with Benham Financial Services, Inc. Under the Agreement, ACSC provides administrative service and transfer agency functions necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts, and average daily closing net assets of all funds advised by BMC.

   The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits and extraordinary expenses) to .90% of the Fund's average daily closing net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is renewed annually in June.

   The payable to affiliates as of December 31, 1996, based on the above agreements was as follows:

Investment Advisor ......................  $  70,854
Administrative Services .................     85,134
Transfer Agent ..........................     22,830
                                            --------
                                            $178,818
                                            ========

   The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Fund's shares. This Agreement was formerly with Benham Distributors, Inc.

16    Notes to Financial Statements                 American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

--------------------------------------------------------------------------------
3. Investment Transactions

   The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended December 31, 1996, totaled $564,530,121. Proceeds from investment securities sold (excluding short-term investments) totaled $552,650,648. On December 31, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $238,521,421 for federal income tax purposes, was $7,905,138, consisting of unrealized appreciation of $9,381,142 and unrealized depreciation of $1,476,004.

--------------------------------------------------------------------------------
4. Expense Offset Arrangements

        The Fund's Statement of Operations reflects custodian earnings credits. This amount is used to offset the custodian fees payable by the Fund to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ended December 31, 1995, the ratios of operating expenses to average net assets shown in the Financial Highlights are calculated as if these credits had not been earned.


--------------------------------------------------------------------------------
5. Subsequent Events

   The following name changes became effective January 1, 1997:


                    NEW NAMES                                                   FORMER NAMES
Fund's Issuer:      American Century International Bond Funds                   Benham International Funds
Fund:               American Century - Benham European Government Bond Fund     Benham European Government Bond Fund
Parent Company:     American Century Companies, Inc.                            Twentieth Century Companies, Inc.
Distributor:        American Century Investment Services, Inc.                  Twentieth Century Securities, Inc.
Transfer Agent:     American Century Services Corporation                       Twentieth Century Services, Inc.


Annual Report                              Notes to Financial Statements      17


                              FINANCIAL HIGHLIGHTS


                                           For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                    1996         1995         1994         1993         1992(1)

 PER-SHARE DATA
Net Asset Value,
Beginning of Period .............................  $11.95       $10.36        $10.82      $10.01       $10.00
                                                   ------       ------        ------      ------       ------
Income from Investment Operations
  Net Investment Income .........................     .69          .61           .78         .69          .79
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ....................     .03         1.88          (.63)        .49          .38
                                                   ------       ------        ------      ------       ------
  Total from
  Investment Operations .........................     .72         2.49           .15        1.18         1.17
                                                   ------       ------        ------      ------       ------
Distributions
  From Net
  Investment Income .............................    (.71)        (.90)         (.60)       (.37)        (.66)
  In Excess of Net Investment Income ............    (.02)        --            --          --           --
  From Net Realized Gains on
  Investment Transactions .......................    (.15)        --           (.01)        --           (.50)
                                                   ------       ------        ------      ------       ------

  Total Distributions ...........................    (.88)        (.90)         (.61)       (.37)       (1.16)
                                                   ------       ------        ------      ------       ------
Net Asset Value, End of Period ..................  $11.79       $11.95        $10.36      $10.82       $10.01
                                                   ======       ======        ======      ======       ======
  Total Return(2) ...............................    6.38%       24.40%        1.52%       11.79%        7.08%


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses
  to Average Net Assets(3) ......................     .83%         .82%         .86%         .85%      .51%(4)
  Ratio of Net Investment Income
  to Average Net Assets. ........................    5.48%        6.14%        6.09%        6.27%     7.59%(4)
  Portfolio Turnover Rate .......................     242%         167%         166%         310%         252%
  Net Assets, End
  of Period (in thousands) ...................... $252,456     $252,247     $194,301     $355,615     $337,043


(1) January 7, 1992 (Inception) to December 31, 1992.
(2) Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.
(3) The ratios for the periods subsequent to December 31, 1994, include expenses paid through expense offset arrangements.
(4) Annualized


See Notes to Financial Statements

18    Financial Highlights                          American Century Investments


                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
American Century International Bond Funds:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investment securities, of American Century-Benham European Government Bond Fund (a series of American Century International Bond Funds) (the Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Century-Benham European Government Bond Fund (a series of American Century International Bond Funds) as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP

Kansas City, Missouri
February 7, 1997

Annual Report                                 Independent Auditors' Report    19


                              IMPORTANT NOTICE FOR
                         ALL IRA AND 403(b) SHAREHOLDERS

   As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

   When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

   Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

20    Important Notice                              American Century Investments


                                      NOTES

Annual Report                                                        Notes    21

                                      NOTES

22    Notes                                         American Century Investments

                                      NOTES

Annual Report                                                           Notes 23


                             BACKGROUND INFORMATION


Investment Philosophy & Policies

   American Century Investments offers 41 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

   Benham European Government Bond seeks over the long term as high a level of total return as is consistent with investment in the highest-quality European government debt securities.

   There can be no assurance that the fund will achieve its investment objective.



Comparative Indices

   The index listed below is used in the report to serve as a fund performance comparison. It is not an investment product available for purchase.

   The J.P. Morgan ECU-Weighted European Index comprises the weighted return, expressed in ECUs, of Belgium, Denmark, France, Germany, Italy, the Netherlands, Spain, Sweden and the United Kingdom.



Lipper Rankings

   Lipper Analytical Services, Inc. (Lipper) is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in the appropriate Lipper category for the periods indicated. For Benham European Government Bond, the Lipper category is International Income Funds, which includes funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries (excluding the United States, except in periods of market weakness).



The Fund's Subadvisor

   J.P. Morgan Investment Management, Inc. (J.P. Morgan) is the subadvisor to the fund and makes the fund's investment decisions. J.P. Morgan is a leading manager of pension funds, institutional accounts and private accounts with approximately $206 billion in assets under management. The subadvisor is a wholly owned subsidiary of J.P. Morgan & Co., Inc.

   The fund is managed to be a diversification tool and seeks to provide a long-term hedge against declines in the U.S. dollar. With this in mind, the fund's prospectus directs J.P. Morgan to maximize long-term total return, with less emphasis on addressing short-term currency fluctuations. The fund normally remains fully invested in European bonds. However, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

   The fund is not intended to serve as a complete investment program by itself.



 PORTFOLIO MANAGEMENT TEAM
   Senior Vice President and Portfolio Manager            Jeff Tyler
   Vice President and Portfolio Manager,
      J.P. Morgan Investment Management, Inc.             Brian Morriss

24    Background Information                        American Century Investments


                                    GLOSSARY


How Currency Returns Affect the Fund

   For U.S. investors, the total returns from European government bonds include the effects of currency fluctuations--the movement of European currency values in relation to the U.S. dollar. Currency exchange rates come into play when European bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing.

   Changing currency values may have a greater effect on the fund's total return than changing European interest rates and bond prices. When the dollar's value declines compared to European currencies (such as the deutschemark), U.S. investors receive higher European bond returns--the European currencies buy more dollars. Conversely, when the dollar is stronger, U.S. investors generally receive lower returns--the European currencies buy fewer dollars.



Returns

   Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 18.



Investment Terms

   Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

   Coupon--the stated interest rate of a security.

   Hedge, Hedging--a strategy used to offset or eliminate fluctuations in the value of a security or currency. For example, Benham European Government Bond offers better returns to investors when the U.S. dollar is weak compared to European currencies. Conversely, the fund will tend to underperform in the face of a strong dollar. If we expect the dollar to strengthen against European currencies, we might choose to invest, or "hedge," a portion of the fund's securities into U.S. dollars to offset currency losses.



Statistical Terminology

   Number of Issues--the number of different securities held by a fund on a given date.

   Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes, indicating the average time until the principal in the portfolio is expected to be repaid, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

   Duration--a measure of the sensitivity of a fixed-income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

   Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. (The expenses and fees are deducted from fund income, not from each shareholder.) The annual fee has a contractual expense limit guarantee based on the terms of the Investment Advisory Agreement. (See Note 2 in the Notes to Financial Statements.)


Annual Report                                                     Glossary    25

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com


American Century International Bond Funds


Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


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